For Immediate Release

For more information:
Jefferson Harralson
Chief Financial Officer
(864) 240-6208
Jefferson_Harralson@ucbi.com

United Community Banks, Inc. Reports First Quarter Results
Entering Cycle on Strong Financial Footing

GREENVILLE, SC - April 21, 2020 - United Community Banks, Inc. (NASDAQ: UCBI) (“United”) today reported first quarter financial results, with solid year-over-year loan and deposit growth. United delivered net income of $31.9 million, pre-tax pre-provision income of $62.9 million, and built its allowance for credit losses with a $22.2 million provision for credit losses given the uncertain environment. Diluted earnings per share were $0.40, a decrease of $0.15 or 27% from a year ago. Excluding merger-related and other charges, diluted operating earnings per share were $0.41, also down 27% from last year. United’s return on assets (“ROA”) was 0.99% and its return on common equity was 7.9% for the quarter. On an operating basis, United’s ROA was 1.01% and its return on tangible common equity was 10.6%.

Chairman and CEO Lynn Harton stated, “While I am pleased to report a solid quarter in a difficult environment, I am most proud of how our employees are delivering for our customers during this public health crisis. We consider ourselves ‘Financial First Responders’ and feel privileged to take care of our customers in this time of significant stress. Among other things, we were able to help support our small business clients who have experienced financial hardship due to COVID-19 by offering loan deferrals as needed, and by participating in the Small Business

Administration’s Paycheck Protection Program (“PPP”). As one of the largest Preferred SBA lenders in the Southeast, we mobilized our existing SBA team, as well as hundreds of additional United bankers to process applications as quickly as possible. As a result, our team was able to successfully process applications totaling more than $960 million and reserve funding for 6,918 small businesses as of April 16, 2020.

Harton continued, “We are focused on the safety of employees and customers, with 54% of our non-branch employees working from home, and all branches operating a drive-through only model with lobbies available by appointment. The investments we have made in our digital delivery channels are paying off with increased online account openings as well as increased web traffic, and digital and social engagement. Looking forward, based on much of what we are learning now, we have the potential to be even stronger with greater innovation and business growth opportunities.”

This quarter saw record core transaction growth with loans growing at a 6% annualized rate and total deposits up by 5% on an annualized basis. Increased purchased loan accretion drove United’s net interest margin 14 basis points higher in the quarter. Excluding purchased loan accretion, the net interest margin was down just 1 basis point. Total deposits were up $138 million over last quarter, with core transaction deposits up $238 million, or 13% annualized. This was mainly driven by demand deposit growth of $165 million.

Mr. Harton concluded, “I am also tremendously proud that for 2020, Forbes recognized United for the seventh consecutive year on its list of the 100 Best Banks in America. Additionally, this quarter United received the 2019 Greenwich Excellence Award for overall satisfaction in Middle Market Banking in the South, and Small Business Banking Excellence Awards for both overall satisfaction and cash management in the South. These honors are remarkable and are only achieved through the dedication of our bankers to build a company where great people can build fulfilling careers through helping our customers reach their financial goals.”

First Quarter 2020 Financial Highlights:

•	EPS decreased by 27% as compared to last year on both a GAAP and operating basis

•	Return on assets of 0.99%, or 1.01% excluding merger-related and other charges

•	Pre-tax pre-provision return on assets of 1.95%, or 1.98%, excluding merger-related charges

•	Return on common equity of 7.9%

•	Return on tangible common equity of 10.6%, excluding merger-related and other charges

•	United adopted the CECL model in 1Q; the uncertain economic outlook necessitated a provision for credit losses of $22.2 million

•	Loan production of $919 million compared to $782 million in Q1 2019

•	Loan growth of 6% for the quarter on an annualized basis

•	Core transaction deposits were up $238 million or 13% annualized, mainly driven by demand deposit growth of $165 million during the quarter

•	Net interest margin of 4.07% was up 14 basis points compared to the fourth quarter, and down 3 basis points from a year ago

•	Mortgage rate locks of $801 million, exceeding our previous quarterly record by 58%, and compared to $312 million a year ago

•	Noninterest income was down $4.4 million on a linked quarter basis, as record mortgage rate locks and production were more than offset by a larger negative mortgage servicing rights mark-to-market

•	Efficiency ratio of 56.15%, or 55.59% excluding merger-related and other charges

•	Net charge-offs of $8.1 million, or 37 basis points as a percent of average loans, up 19 basis points from last quarter mainly due to a single commercial loan default totaling $6.4 million

•	Nonperforming assets of 0.28% of total assets, which is flat compared to December 31, 2019

•	Repurchased 826,482 shares at an average price of $25.14 in the quarter

Conference Call
United will hold a conference call, Wednesday, April 22, 2020, at 11 a.m. ET to discuss the contents of this press release and to share business highlights for the quarter. To access the call, dial (877) 380-5665 and use the conference number 1559838. The conference call also will be webcast and available for replay for 30 days by selecting “Events & Presentations” within the Investor Relations section of United’s website at www.ucbi.com.

UNITED COMMUNITY BANKS, INC.
Selected Financial Information
	2020	2019				First Quarter 2020 - 2019 Change
(in thousands, except per share data)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
INCOME SUMMARY
Interest revenue	$136,547	$136,419	$140,615	$139,156	$136,516
Interest expense	17,941	19,781	21,277	21,372	20,882
Net interest revenue	118,606	116,638	119,338	117,784	115,634	3%
Provision for credit losses	22,191	3,500	3,100	3,250	3,300
Noninterest income	25,814	30,183	29,031	24,531	20,968	23
Total revenue	122,229	143,321	145,269	139,065	133,302	(8)
Expenses	81,538	81,424	82,924	81,813	76,084	7
Income before income tax expense	40,691	61,897	62,345	57,252	57,218	(29)
Income tax expense	8,807	12,885	13,983	13,167	12,956	(32)
Net income	31,884	49,012	48,362	44,085	44,262	(28)
Merger-related and other charges	808	(74)	2,605	4,087	739
Income tax benefit of merger-related and other charges	(182)	17	(600)	(940)	(172)
Net income - operating (1)	$32,510	$48,955	$50,367	$47,232	$44,829	(27)

Pre-tax pre-provision income (5)	$62,882	$65,397	$65,445	$60,502	$60,518	4

PERFORMANCE MEASURES
Per common share:
Diluted net income - GAAP	$0.40	$0.61	$0.60	$0.55	$0.55	(27)
Diluted net income - operating (1)	0.41	0.61	0.63	0.59	0.56	(27)
Cash dividends declared	0.18	0.18	0.17	0.17	0.16	13
Book value	20.80	20.53	20.16	19.65	18.93	10
Tangible book value (3)	16.52	16.28	15.90	15.38	14.93	11
Key performance ratios:
Return on common equity - GAAP (2)(4)	7.85%	12.07%	12.16%	11.45%	11.85%
Return on common equity - operating (1)(2)(4)	8.01	12.06	12.67	12.27	12.00
Return on tangible common equity - operating (1)(2)(3)(4)	10.57	15.49	16.38	15.88	15.46
Return on assets - GAAP (4)	0.99	1.50	1.51	1.40	1.44
Return on assets - operating (1)(4)	1.01	1.50	1.58	1.50	1.45
Return on assets - pre-tax pre-provision (4)(5)	1.95	2.00	2.05	1.92	1.96
Return on assets - pre-tax pre-provision, excluding merger-related and other charges (1)(4)(5)	1.98	2.00	2.13	2.05	1.99
Net interest margin (fully taxable equivalent) (4)	4.07	3.93	4.12	4.12	4.10
Efficiency ratio - GAAP	56.15	54.87	55.64	57.28	55.32
Efficiency ratio - operating (1)	55.59	54.92	53.90	54.42	54.78
Equity to total assets	12.54	12.66	12.53	12.25	12.06
Tangible common equity to tangible assets (3)	10.22	10.32	10.16	9.86	9.76

ASSET QUALITY
Nonperforming loans	$36,208	$35,341	$30,832	$26,597	$23,624	53
Foreclosed properties	475	476	102	75	1,127	(58)
Total nonperforming assets ("NPAs")	36,683	35,817	30,934	26,672	24,751	48
Allowance for credit losses - loans	81,905	62,089	62,514	62,204	61,642	33
Net charge-offs	8,114	3,925	2,723	2,438	3,130	159
Allowance for credit losses to loans	0.92%	0.70%	0.70%	0.70%	0.73%
Net charge-offs to average loans (4)	0.37	0.18	0.12	0.11	0.15
NPAs to loans and foreclosed properties	0.41	0.41	0.35	0.30	0.29
NPAs to total assets	0.28	0.28	0.24	0.21	0.20

AVERAGE BALANCES ($ in millions)
Loans	$8,829	$8,890	$8,836	$8,670	$8,430	5
Investment securities	2,520	2,486	2,550	2,674	2,883	(13)
Earning assets	11,798	11,832	11,568	11,534	11,498	3
Total assets	12,944	12,946	12,681	12,608	12,509	3
Deposits	10,915	10,924	10,531	10,493	10,361	5
Shareholders’ equity	1,653	1,623	1,588	1,531	1,478	12
Common shares - basic (thousands)	79,340	79,659	79,663	79,673	79,807	(1)
Common shares - diluted (thousands)	79,446	79,669	79,667	79,678	79,813	—

AT PERIOD END ($ in millions)
Loans	$8,935	$8,813	$8,903	$8,838	$8,493	5
Investment securities	2,540	2,559	2,515	2,620	2,720	(7)
Total assets	13,086	12,916	12,809	12,779	12,506	5
Deposits	11,035	10,897	10,757	10,591	10,534	5
Shareholders’ equity	1,641	1,636	1,605	1,566	1,508	9
Common shares outstanding (thousands)	78,284	79,014	78,974	79,075	79,035	(1)
(1) Excludes merger-related and other charges which includes termination of pension plan in the third quarter of 2019, executive retirement charges in the second quarter of 2019 and amortization of certain executive change of control benefits. (2) Net income divided by average realized common equity, which excludes accumulated other comprehensive income (loss). (3) Excludes effect of acquisition related intangibles and associated amortization. (4) Annualized. (5) Excludes income tax expense and provision for credit losses.

UNITED COMMUNITY BANKS, INC.
Non-GAAP Performance Measures Reconciliation
Selected Financial Information
	2020	2019
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
(in thousands, except per share data)

Expense reconciliation
Expenses (GAAP)	$81,538	$81,424	$82,924	$81,813	$76,084
Merger-related and other charges	(808)	74	(2,605)	(4,087)	(739)
Expenses - operating	$80,730	$81,498	$80,319	$77,726	$75,345

Net income to operating income reconciliation
Net income (GAAP)	$31,884	$49,012	$48,362	$44,085	$44,262
Merger-related and other charges	808	(74)	2,605	4,087	739
Income tax benefit of merger-related and other charges	(182)	17	(600)	(940)	(172)
Net income - operating	$32,510	$48,955	$50,367	$47,232	$44,829

Net income to pre-tax pre-provision income reconciliation
Net income (GAAP)	$31,884	$49,012	$48,362	$44,085	$44,262
Income tax expense	8,807	12,885	13,983	13,167	12,956
Provision for credit losses	22,191	3,500	3,100	3,250	3,300
Pre-tax pre-provision income	$62,882	$65,397	$65,445	$60,502	$60,518

Diluted income per common share reconciliation
Diluted income per common share (GAAP)	$0.40	$0.61	$0.60	$0.55	$0.55
Merger-related and other charges, net of tax	0.01	—	0.03	0.04	0.01
Diluted income per common share - operating	$0.41	$0.61	$0.63	$0.59	$0.56

Book value per common share reconciliation
Book value per common share (GAAP)	$20.80	$20.53	$20.16	$19.65	$18.93
Effect of goodwill and other intangibles	(4.28)	(4.25)	(4.26)	(4.27)	(4.00)
Tangible book value per common share	$16.52	$16.28	$15.90	$15.38	$14.93

Return on tangible common equity reconciliation
Return on common equity (GAAP)	7.85%	12.07%	12.16%	11.45%	11.85%
Merger-related and other charges, net of tax	0.16	(0.01)	0.51	0.82	0.15
Return on common equity - operating	8.01	12.06	12.67	12.27	12.00
Effect of goodwill and other intangibles	2.56	3.43	3.71	3.61	3.46
Return on tangible common equity - operating	10.57%	15.49%	16.38%	15.88%	15.46%

Return on assets reconciliation
Return on assets (GAAP)	0.99%	1.50%	1.51%	1.40%	1.44%
Merger-related and other charges, net of tax	0.02	—	0.07	0.10	0.01
Return on assets - operating	1.01%	1.50%	1.58%	1.50%	1.45%

Return on assets to return on assets- pre-tax pre-provision reconciliation
Return on assets (GAAP)	0.99%	1.50%	1.51%	1.40%	1.44%
Income tax expense	0.27	0.39	0.44	0.42	0.41
Provision for credit losses	0.69	0.11	0.10	0.10	0.11
Return on assets - pre-tax, pre-provision	1.95	2.00	2.05	1.92	1.96
Merger-related and other charges	0.03	—	0.08	0.13	0.03
Return on assets - pre-tax pre-provision, excluding merger-related and other charges	1.98%	2.00%	2.13%	2.05%	1.99%

Efficiency ratio reconciliation
Efficiency ratio (GAAP)	56.15%	54.87%	55.64%	57.28%	55.32%
Merger-related and other charges	(0.56)	0.05	(1.74)	(2.86)	(0.54)
Efficiency ratio - operating	55.59%	54.92%	53.90%	54.42%	54.78%

Tangible common equity to tangible assets reconciliation
Equity to total assets (GAAP)	12.54%	12.66%	12.53%	12.25%	12.06%
Effect of goodwill and other intangibles	(2.32)	(2.34)	(2.37)	(2.39)	(2.30)
Tangible common equity to tangible assets	10.22%	10.32%	10.16%	9.86%	9.76%

UNITED COMMUNITY BANKS, INC.
Financial Highlights
Loan Portfolio Composition at Period-End

	2020	2019				Linked Quarter Change	Year over Year Change
(in millions)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
LOANS BY CATEGORY
Owner occupied commercial RE	$1,703	$1,720	$1,692	$1,658	$1,620	$(17)	$83
Income producing commercial RE	2,065	2,008	1,934	1,939	1,867	57	198
Commercial & industrial	1,310	1,221	1,271	1,299	1,284	89	26
Commercial construction	959	976	1,001	983	866	(17)	93
Equipment financing	761	745	729	674	606	16	155
Total commercial	6,798	6,670	6,627	6,553	6,243	128	555
Residential mortgage	1,128	1,118	1,121	1,108	1,064	10	64
Home equity lines of credit	668	661	669	675	684	7	(16)
Residential construction	216	236	229	219	200	(20)	16
Consumer	125	128	257	283	302	(3)	(177)
Total loans	$8,935	$8,813	$8,903	$8,838	$8,493	$122	$442

LOANS BY MARKET
North Georgia	$958	$967	$1,002	$1,002	$970	(9)	(12)
Atlanta	1,820	1,762	1,740	1,745	1,524	58	296
North Carolina	1,124	1,156	1,117	1,084	1,074	(32)	50
Coastal Georgia	604	631	611	604	603	(27)	1
Gainesville	235	246	246	244	243	(11)	(8)
East Tennessee	425	421	435	446	458	4	(33)
South Carolina	1,774	1,708	1,705	1,674	1,674	66	100
Commercial Banking Solutions	1,995	1,922	1,916	1,884	1,766	73	229
Indirect auto	—	—	131	155	181	—	(181)
Total loans	$8,935	$8,813	$8,903	$8,838	$8,493	$122	$442

UNITED COMMUNITY BANKS, INC.
Financial Highlights
Credit Quality
	2020	2019
(in thousands)	First Quarter	Fourth Quarter	Third Quarter
NONACCRUAL LOANS
Owner occupied RE	$10,405	$10,544	$8,430
Income producing RE	2,235	1,996	2,030
Commercial & industrial	3,169	2,545	2,625
Commercial construction	1,724	2,277	1,894
Equipment financing	2,439	3,141	1,974
Total commercial	19,972	20,503	16,953
Residential mortgage	12,458	10,567	9,475
Home equity lines of credit	3,010	3,173	3,065
Residential construction	540	939	597
Consumer	228	159	742
Total	$36,208	$35,341	$30,832

	2020		2019
	First Quarter		Fourth Quarter		Third Quarter
(in thousands)	Net Charge-Offs	Net Charge-Offs to Average Loans (1)	Net Charge-Offs	Net Charge-Offs to Average Loans (1)	Net Charge-Offs	Net Charge-Offs to Average Loans (1)
NET CHARGE-OFFS BY CATEGORY
Owner occupied RE	$(1,028)	(0.24)%	$(208)	(0.05)%	$(39)	(0.01)%
Income producing RE	270	0.05	95	0.02	431	0.09
Commercial & industrial	7,185	2.30	1,809	0.58	691	0.21
Commercial construction	(141)	(0.06)	(140)	(0.06)	(247)	(0.10)
Equipment financing	1,507	0.81	1,550	0.84	1,174	0.67
Total commercial	7,793	0.47	3,106	0.19	2,010	0.12
Residential mortgage	9	—	89	0.03	158	0.06
Home equity lines of credit	(83)	(0.05)	198	0.12	83	0.05
Residential construction	(12)	(0.02)	(24)	(0.04)	(5)	(0.01)
Consumer	407	1.30	556	0.90	477	0.70
Total	$8,114	0.37	$3,925	0.18	$2,723	0.12

(1) Annualized.

UNITED COMMUNITY BANKS, INC. Consolidated Balance Sheets (Unaudited)

(in thousands, except share and per share data)	March 31, 2020	December 31, 2019
ASSETS
Cash and due from banks	$155,008	$125,844
Interest-bearing deposits in banks	365,494	389,362
Cash and cash equivalents	520,502	515,206
Debt securities available for sale	2,249,876	2,274,581
Debt securities held to maturity (fair value $301,595 and $287,904)	290,404	283,533
Loans held for sale at fair value	89,959	58,484
Loans and leases held for investment	8,935,424	8,812,553
Less allowance for credit losses - loans and leases	(81,905)	(62,089)
Loans and leases, net	8,853,519	8,750,464
Premises and equipment, net	214,744	215,976
Bank owned life insurance	200,778	202,664
Accrued interest receivable	31,570	32,660
Net deferred tax asset	30,715	34,059
Derivative financial instruments	82,668	35,007
Goodwill and other intangible assets, net	341,207	342,247
Other assets	179,924	171,135
Total assets	$13,085,866	$12,916,016
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$3,624,806	$3,477,979
NOW and interest-bearing demand	2,391,976	2,461,895
Money market	2,277,052	2,230,628
Savings	732,209	706,467
Time	1,840,767	1,859,574
Brokered	168,116	160,701
Total deposits	11,034,926	10,897,244
Long-term debt	212,849	212,664
Derivative financial instruments	27,349	15,516
Accrued expenses and other liabilities	170,130	154,900
Total liabilities	11,445,254	11,280,324
Shareholders' equity:
Common stock, $1 par value; 150,000,000 shares authorized; 78,283,544 and 79,013,729 shares issued and outstanding	78,284	79,014
Common stock issuable; 591,053 and 664,640 shares	10,534	11,491
Capital surplus	1,478,719	1,496,641
Retained earnings	54,206	40,152
Accumulated other comprehensive income	18,869	8,394
Total shareholders' equity	1,640,612	1,635,692
Total liabilities and shareholders' equity	$13,085,866	$12,916,016

UNITED COMMUNITY BANKS, INC. Consolidated Statements of Income (Unaudited)

	Three Months Ended March 31,
(in thousands, except per share data)	2020	2019
Interest revenue:
Loans, including fees	$118,063	$115,259
Investment securities, including tax exempt of $1,523 and $1,169	17,394	20,818
Deposits in banks and short-term investments	1,090	439
Total interest revenue	136,547	136,516

Interest expense:
Deposits:
NOW and interest-bearing demand	2,978	3,609
Money market	4,531	4,132
Savings	35	32
Time	7,531	8,184
Deposits	15,075	15,957
Short-term borrowings	1	161
Federal Home Loan Bank advances	1	1,422
Long-term debt	2,864	3,342
Total interest expense	17,941	20,882
Net interest revenue	118,606	115,634
Provision for credit losses	22,191	3,300
Net interest revenue after provision for credit losses	96,415	112,334

Noninterest income:
Service charges and fees	8,638	8,453
Mortgage loan gains and other related fees	8,310	3,748
Brokerage fees	1,640	1,337
Gains from sales of other loans, net	1,674	1,303
Securities losses, net	—	(267)
Other	5,552	6,394
Total noninterest income	25,814	20,968
Total revenue	122,229	133,302

Noninterest expenses:
Salaries and employee benefits	51,358	47,503
Communications and equipment	5,946	5,788
Occupancy	5,714	5,584
Advertising and public relations	1,274	1,286
Postage, printing and supplies	1,670	1,586
Professional fees	4,097	3,161
Lending and loan servicing expense	2,293	2,334
Outside services - electronic banking	1,832	1,609
FDIC assessments and other regulatory charges	1,484	1,710
Amortization of intangibles	1,040	1,293
Merger-related and other charges	808	546
Other	4,022	3,684
Total noninterest expenses	81,538	76,084
Net income before income taxes	40,691	57,218
Income tax expense	8,807	12,956
Net income	$31,884	$44,262

Net income available to common shareholders	$31,641	$43,947

Net income per common share:
Basic	$0.40	$0.55
Diluted	0.40	0.55
Weighted average common shares outstanding:
Basic	79,340	79,807
Diluted	79,446	79,813

Average Consolidated Balance Sheets and Net Interest Analysis
For the Three Months Ended March 31,

	2020			2019
(dollars in thousands, fully taxable equivalent (FTE))	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (FTE) (1)(2)	$8,828,880	$117,796	5.37%	$8,429,976	$115,347	5.55%
Taxable securities (3)	2,357,635	15,871	2.69	2,712,995	19,649	2.90
Tax-exempt securities (FTE) (1)(3)	162,253	2,045	5.04	169,702	1,570	3.70
Federal funds sold and other interest-earning assets	448,775	1,632	1.46	185,623	618	1.33
Total interest-earning assets (FTE)	11,797,543	137,344	4.68	11,498,296	137,184	4.83

Noninterest-earning assets:
Allowance for credit losses	(69,777)			(61,784)
Cash and due from banks	128,254			123,801
Premises and equipment	219,243			216,611
Other assets (3)	868,452			731,628
Total assets	$12,943,715			$12,508,552

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW and interest-bearing demand	$2,412,733	2,978	0.50	$2,286,619	3,609	0.64
Money market	2,340,723	4,531	0.78	2,098,052	4,132	0.80
Savings	712,110	35	0.02	672,197	32	0.02
Time	1,841,552	7,250	1.58	1,627,584	5,336	1.33
Brokered time deposits	80,821	281	1.40	482,048	2,848	2.40
Total interest-bearing deposits	7,387,939	15,075	0.82	7,166,500	15,957	0.90
Federal funds purchased and other borrowings	396	1	1.02	21,549	161	3.03
Federal Home Loan Bank advances	165	1	2.44	223,945	1,422	2.58
Long-term debt	212,762	2,864	5.41	261,971	3,342	5.17
Total borrowed funds	213,323	2,866	5.40	507,465	4,925	3.94
Total interest-bearing liabilities	7,601,262	17,941	0.95	7,673,965	20,882	1.10

Noninterest-bearing liabilities:
Noninterest-bearing deposits	3,527,385			3,194,401
Other liabilities	162,187			162,213
Total liabilities	11,290,834			11,030,579
Shareholders' equity	1,652,881			1,477,973
Total liabilities and shareholders' equity	$12,943,715			$12,508,552

Net interest revenue (FTE)		$119,403			$116,302
Net interest-rate spread (FTE)			3.73%			3.73%
Net interest margin (FTE) (4)			4.07%			4.10%

(1)
Interest revenue on tax-exempt securities and loans has been increased to reflect comparable interest on taxable securities and loans. The rate used was 26%, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.

(2)	Included in the average balance of loans outstanding are loans on which the accrual of interest has been discontinued and loans that are held for sale.

(3)
Securities available for sale are shown at amortized cost. Pretax unrealized gains of $52.9 million in 2020 and unrealized losses of $25.9 million in 2019 are included in other assets for purposes of this presentation.

(4)	Net interest margin is taxable equivalent net interest revenue divided by average interest-earning assets.

About United Community Banks, Inc.
United Community Banks, Inc. (NASDAQ: UCBI) is a bank holding company headquartered in Blairsville, Georgia, with executive offices in Greenville, South Carolina. United is one of the southeast region’s largest full-service financial institutions with $13.1 billion in assets, and 149 offices in Georgia, North Carolina, South Carolina and Tennessee. It operates principally through United Community Bank, its bank subsidiary, which specializes in personalized community banking services for individuals, small businesses and companies. Services include a full range of consumer and commercial banking products, including mortgage, advisory, and treasury management. Respected national research firms consistently recognize United Community Bank for outstanding customer service. For five of the past six years, J.D. Power has ranked United Community Bank first in customer satisfaction in the Southeast. In 2019, Forbes magazine included United in its inaugural list of the World’s Best Banks, and in 2020, recognized United for the seventh consecutive year on its list of the 100 Best Banks in America. United Community Bank also received the 2019 Greenwich Excellence Award for overall satisfaction in Middle Market Banking in the South and Small Business Banking Excellence Awards for both overall satisfaction and cash management in the South. Additional information about UCBI and the Bank can be found at www.ucbi.com.

Non-GAAP Financial Measures
This press release, including the accompanying financial statement tables, contains financial information determined by methods other than in accordance with generally accepted accounting principles, or GAAP. This financial information includes certain operating performance measures, which exclude merger-related and other charges that are not considered part of recurring operations, such as “operating net income,” “pre-tax pre-provision income,” “operating net income per diluted common share,” “operating earnings per share,” “tangible book value per common share,” “operating return on common equity,” “operating return on tangible common equity,” “operating return on assets,” “return on assets - pre-tax pre-provision, excluding merger-related and other charges,” “return on assets - pre-tax pre-provision,” “operating efficiency ratio,” and “tangible common equity to tangible assets.” These non-GAAP measures are included because United believes they may provide useful supplemental information for evaluating United’s underlying performance trends. These measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable measures as reported in accordance with GAAP are included with the accompanying financial statement tables.
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